                                                                       Exhibit 4


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                               LENNAR CORPORATION,

                                                                          ISSUER



                                       TO



                       THE FIRST NATIONAL BANK OF CHICAGO,

                                                                         TRUSTEE


                             ----------------------


                                    INDENTURE

                          DATED AS OF DECEMBER 31, 1997


                             ----------------------




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
                              CROSS-REFERENCE TABLE

Trust Indenture
  Act Section                                                                        Indenture
---------------                                                                      ---------
     310(a)(1).......................................................................7.10
        (a)(2).......................................................................7.10
        (a)(3).......................................................................N.A.
        (a)(4).......................................................................N.A.
        (a)(5).......................................................................7.10
        (b)..........................................................................7.08; 7.10; 12.03
        (c)..........................................................................N.A.
     311(a)..........................................................................7.11
        (b)..........................................................................7.11
        (c)..........................................................................N.A.
     312(a)..........................................................................2.07
        (b)..........................................................................12.04
        (c)..........................................................................12.04
     313(a)..........................................................................7.06
        (b)..........................................................................7.06
        (c)..........................................................................12.03
        (d)..........................................................................7.06
     314(a)..........................................................................4.02; 12.05
        (b)..........................................................................N.A.
        (c)(1).......................................................................12.05
        (c)(2).......................................................................12.05
        (c)(3).......................................................................N.A.
        (d)..........................................................................N.A.
        (e)..........................................................................12.05
        (f)..........................................................................12.05
     315(a)..........................................................................7.01(b)
        (b)..........................................................................7.05; 12.03
        (c)..........................................................................7.01(a)
        (d)..........................................................................7.01(c)
        (e)..........................................................................6.13
     316(a) (last sentence)..........................................................12.06
        (a)(1)(A)....................................................................6.05
        (a)(1)(B)....................................................................6.04
        (a)(2).......................................................................N.A.
        (b)..........................................................................6.08
        (c)..........................................................................12.03
  317(a)(1)..........................................................................6.09
        (a)(2).......................................................................6.10
        (b)..........................................................................2.06
     318(a)..........................................................................12.02

-------
N.A.     means Not Applicable

                                TABLE OF CONTENTS

                                                                                                             Page
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
ARTICLE ONE. DEFINITIONS AND INCORPORATION BY REFERENCE.......................................................  1
         SECTION 1.01.  Definitions...........................................................................  1
         SECTION 1.02.  Incorporation by Reference of Trust
                                     Indenture Act............................................................  3
         SECTION 1.03.  Rules of Construction.................................................................  4

ARTICLE TWO. THE SECURITIES...................................................................................  4
         SECTION 2.01.  Form and Dating.......................................................................  4
         SECTION 2.02.  Amount Unlimited; Issuable in Series..................................................  4
         SECTION 2.03.  Denominations.........................................................................  5
         SECTION 2.04.  Execution and Authentication..........................................................  5
         SECTION 2.05.  Registrar and Paying Agent............................................................  6
         SECTION 2.06.  Paying Agent to Hold Money in Trust...................................................  6
         SECTION 2.07.  Securityholder Lists..................................................................  7
         SECTION 2.08.  Transfer and Exchange.................................................................  7
         SECTION 2.09.  Replacement Securities................................................................  7
         SECTION 2.10.  Outstanding Securities................................................................  8
         SECTION 2.11.  Temporary Securities..................................................................  8
         SECTION 2.12.  Cancellation..........................................................................  8
         SECTION 2.13.  Defaulted Interest....................................................................  9

ARTICLE THREE. REDEMPTION.....................................................................................  9
         SECTION 3.01.  Company's Option to Redeem............................................................  9
         SECTION 3.02.  Notices to Trustee....................................................................  9
         SECTION 3.03.  Selection of Securities to be Redeemed................................................ 10
         SECTION 3.04.  Notice of Redemption at the Company's
                                     Option................................................................... 10
         SECTION 3.05.  Effect of Notice of Redemption........................................................ 11
         SECTION 3.06.  Deposit of Redemption Price........................................................... 11
         SECTION 3.07.  Holder's Right to Require Redemption.................................................. 11
         SECTION 3.08.  Procedure for Requiring Redemption.................................................... 11
         SECTION 3.09.  Securities Redeemed in Part........................................................... 12

ARTICLE FOUR. COVENANTS....................................................................................... 12
         SECTION 4.01.  Payment of Securities................................................................. 12
         SECTION 4.02.  Reporting............................................................................. 12
         SECTION 4.03.  Corporate Existence................................................................... 13
         SECTION 4.04.  Compliance Certificate................................................................ 13
         SECTION 4.05.  Further Instruments and Acts.......................................................... 13

ARTICLE FIVE. SUCCESSOR CORPORATION........................................................................... 13
         SECTION 5.01.  Company May Consolidate, etc., Only on
                                     Certain Terms............................................................ 13
         SECTION 5.02.  Successor Corporation Substituted..................................................... 14

ARTICLE SIX. DEFAULTS AND REMEDIES............................................................................ 14
         SECTION 6.01.  Events of Default..................................................................... 14
         SECTION 6.02.  Acceleration.......................................................................... 16
         SECTION 6.03.  Other Remedies........................................................................ 16
         SECTION 6.04.  Waiver of Existing Defaults........................................................... 17

                                                                                                               Page
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
         SECTION 6.05.  Control by Majority................................................................... 17
         SECTION 6.06.  Payments of Securities on Default; Suit
                                     Therefor................................................................. 17
         SECTION 6.07.  Limitation on Suits................................................................... 18
         SECTION 6.08.  Rights of Holders to Receive Payment and
                                     to Demand Conversion..................................................... 18
         SECTION 6.09.  Collection Suit by Trustee............................................................ 19
         SECTION 6.10.  Trustee May File Proofs of Claim...................................................... 19
         SECTION 6.11.  Restoration of Positions.............................................................. 19
         SECTION 6.12.  Priorities............................................................................ 19
         SECTION 6.13.  Undertaking for Costs................................................................. 20
         SECTION 6.14.  Stay, Extension or Usury Laws......................................................... 20
         SECTION 6.15.  Liability of Stockholders, Officers,
                                     Directors and Incorporators.............................................. 21

ARTICLE SEVEN. TRUSTEE........................................................................................ 21
         SECTION 7.01.  Duties of Trustee..................................................................... 21
         SECTION 7.02.  Rights of Trustee..................................................................... 22
         SECTION 7.03.  Individual Rights of Trustee.......................................................... 23
         SECTION 7.04.  Trustee's Disclaimer.................................................................. 23
         SECTION 7.05.  Notice of Defaults.................................................................... 23
         SECTION 7.06.  Reports by Trustee.................................................................... 23
         SECTION 7.07.  Compensation and Indemnity............................................................ 24
         SECTION 7.08.  Replacement of Trustee................................................................ 25
         SECTION 7.09.  Successor Trustee by Merger, etc...................................................... 26
         SECTION 7.10.  Eligibility; Disqualification......................................................... 26
         SECTION 7.11.  Preferential Collection of Claims..................................................... 26

ARTICLE EIGHT. DISCHARGE OF INDENTURE......................................................................... 26
         SECTION 8.01.  Termination of the Company's
                                     Obligations.............................................................. 26
         SECTION 8.02.  Application of Trust Money............................................................ 27
         SECTION 8.03.  Repayment to the Company.............................................................. 28

ARTICLE NINE. AMENDMENTS, SUPPLEMENTS AND WAIVERS............................................................. 28
         SECTION 9.01.  Without Consent of Holders............................................................ 28
         SECTION 9.02.  With Consent of Holders............................................................... 28
         SECTION 9.03.  Compliance with Trust Indenture Act................................................... 29
         SECTION 9.04.  Revocation and Effect of Consents..................................................... 30
         SECTION 9.05.  Notation on or Exchange of Securities................................................. 30
         SECTION 9.06.  Trustee to Sign Amendments, etc....................................................... 30

ARTICLE TEN. CONVERSION OR EXCHANGE OF SECURITIES............................................................. 30
         SECTION 10.01.  ..................................................................................... 30

ARTICLE ELEVEN. SINKING OR PURCHASE FUNDS..................................................................... 31
         SECTION 11.01.              Provisions Relating to Sinking or
                                      Purchase Funds.......................................................... 31

ARTICLE TWELVE. MISCELLANEOUS................................................................................. 31
         SECTION 12.01.  Trust Indenture Act Controls......................................................... 31

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
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
         SECTION 12.02   Supplemental Indentures Contract..................................................... 31
         SECTION 12.03.  Notices.............................................................................. 31
         SECTION 12.04.  Communication by Holders with Other
                                      Holders................................................................. 32
         SECTION 12.05.  Certificate and Opinion as to
                                      Conditions Precedent.................................................... 32
         SECTION 12.06.  When Treasury Securities Disregarded................................................. 33
         SECTION 12.07.  Rules by Trustee, Paying Agent,
                                      Registrar............................................................... 34
         SECTION 12.08.  Legal Holidays....................................................................... 34
         SECTION 12.09.  Governing Law and Submission to
                                      Jurisdiction............................................................ 34
         SECTION 12.10.  Actions by the Company............................................................... 34
         SECTION 12.11.  No Adverse Interpretation of Other
                                      Agreements.............................................................. 34
         SECTION 12.12.  Successors........................................................................... 34
         SECTION 12.13.  Duplicate Originals.................................................................. 35
         SECTION 12.14.  Table of Contents, Headings, etc..................................................... 35


         Exhibit A  -    Form of Debenture and Trustee's Authentication.......................................A-1

                  INDENTURE, dated as of December 31, 1997, between Lennar Corporation (the "Company"), a Delaware corporation having its principal office at 700 N.W. 107th Avenue, Miami, Florida 33172, and The First National Bank of Chicago (the "Trustee"), a national banking association, organized under the laws of the United States of America which has its corporate trust office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.

                  Each party agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's debentures, notes or other evidences of unsecured indebtedness to be issued in one or more series ("Securities"):


                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE


SECTION 1.01.  Definitions.

                  "Board Resolution" means a resolution by the Board of Directors or Executive Committee of the Company certified by its Secretary or an Assistant Secretary as being duly adopted and in full force and effect.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a Legal Holiday.

                  "Capital Stock" means common or preferred stock entitled to share in the equity or profits of a Corporation.

                  "Common Stock" means the common stock, par value $.10 per share, of the Company, as that stock may be reconstituted from time to time, except that "Common Stock" will not include the Company's Class B Common Stock.

                  "Company" means the Person named as such in this Indenture until a successor replaces it and after that means the successor.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business is principally administered (which at the date of this Indenture is at the location set forth in the first paragraph of this Indenture).

                  "Corporation" includes corporations, associations, companies and business trusts.

                  "Custodian" has the meaning provided in Section 6.01.

                  "Default" means any event which, upon the giving of notice or passage of time, or both, would be an Event of Default.

                  "$" means the lawful currency of the United States.

                  "Event of Default" has the meaning provided in Section
6.01.

                  "Fiscal Year" means the period commencing on December 1 of a year and ending on the next November 30 or such other period (not to exceed 12 months or 53 weeks) as the Company may from time to time adopt as its fiscal year.

                  "Holder" or "Securityholder" means a Person in whose name a Security is registered on the Registrar's books.

                  "Indenture" means this Indenture as amended or supplemented from time to time and will include the form and terms of the Securities of each series established as contemplated by Section 2.01.

                  "Interest Payment Date" means the date on which an installment of interest on the Securities is due and payable.

                  "Legal Holiday" has the meaning provided in Section 12.08.

                  "Maturity Date" means the date the principal of Securities is due and payable.

                  "Officer" means the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, the Controller or any Assistant Secretary of a Person.

                  "Officers' Certificate" when used with respect to the Company means a certificate signed by two Officers. Each such certificate will comply with Section 314 of the TIA and include the statements described in Section 12.05.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. That counsel may be an employee of or counsel to the Company or the Trustee. Each such opinion will include the statements described in Section 12.05 if and to the extent required by that Section.

                  "Paying Agent" has the meaning provided in Section 2.05.

                  "Person" means any individual, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any government agency or political subdivision.

                  "Registrar" has the meaning provided in Section 2.05.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" means the debentures, notes or other evidences of unsecured indebtedness to be issued in one or more series by the Company.

                  "Securities Act of 1933" means the Securities Act of 1933, as amended.

                  "Securities Exchange Act of 1934" means the Securities Exchange Act of 1934, as amended.

                  "State" means any state of the United States or the District of Columbia.

                  "Subsidiary" means a corporation of which a majority of the voting stock is owned by the Company, by a Subsidiary of the Company or by the Company and one or more Subsidiaries of the Company.

                  "Supplemental Indenture" means an indenture between the Company and the Trustee which supplements this Indenture.

                  "TIA" means the Trust Indenture Act of 1939, as amended, as in effect on the date of this Indenture.

                  "Trustee" means the Person named as such in this Indenture and, subject to the provisions of Article 7, any successor to that person.

                  "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "United States" means the United States of America.


SECTION 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. In addition, the provisions of Sections 310 to and including 317 of the TIA that impose duties on any person are incorporated by reference in, and form a part of, this Indenture.

                  The following TIA terms mean the following when used in this
Indenture:

                  "Commission" means the SEC;

                  "indenture securities" means the Securities;

                  "indenture securityholder" means a Holder;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the indenture securities means the Company.

                  All other TIA terms used in this Indenture that are defined in the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them.


SECTION 1.03. Rules of Construction. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States;

                  (3) "or" is not exclusive; and

                  (4) words in the singular include the plural, and in the plural include the singular.



                                   ARTICLE TWO

                                 THE SECURITIES


SECTION 2.01.  Form and Dating.

                           (a) The Securities of each series will be
substantially in the form established by a Supplemental Indenture relating to the Securities of that series. The Securities may have notations, legends or endorsements required by law, stock exchange rules or usage. The Company will approve the form of the Securities and any notation, legend or endorsement on them. Each Security will be dated the date of its authentication.

                           (b) The Trustee's certificate of authentication will
be substantially in the form of Exhibit A.

SECTION 2.02. Amount Unlimited; Issuable in Series. The aggregate principal amount of the Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. Prior to the issuance of Securities of a series, the Company and the Trustee will execute a Supplemental Indenture which will set forth as to the Securities of that series, to the extent applicable:

                  (1) the title of the Securities;

                  (2) any limit upon the aggregate principal amount of Securities which may be issued;

                  (3) the date or dates on which the Securities will mature and the amounts to be paid upon maturity of the Securities;

                  (4) the rate or rates (which may be fixed or variable) at which the Securities will bear interest, if any, the dates from which interest will accrue, the dates on which interest will be payable and the record date for the interest payable on any interest payment date;

                  (5) the currency or currencies in which principal, premium, if any, and interest, if any, will be payable;

                  (6) the place or places where principal of, premium, if any, and interest, if any, on the Securities will be payable;

                  (7) any provisions regarding the right of the Company to redeem Securities or of holders to require the Company to redeem Securities;

                  (8) the right, if any, of holders of the Securities to convert them into stock or other securities of the Company, including any provisions intended to prevent dilution of those conversion rights;

                  (9) any provisions by which the Company will be required or permitted to make payments to a sinking fund which will be used to redeem Securities or a purchase fund which will be used to purchase Securities;

                  (10) the percentage of the principal amount of the Securities which is payable if maturity of the Securities is accelerated because of a default; and

                  (11) any other terms of the Securities.


SECTION 2.03. Denominations. Unless otherwise provided in the Supplemental Indenture relating to a series of Securities, the

Securities of each series will be issuable in registered form without coupons in denominations of $1,000 and multiples of $1,000.


SECTION 2.04. Execution and Authentication. Two Officers will sign the Securities of each series for the Company by manual or facsimile signature. The Company's seal will be reproduced on the Securities. If an Officer whose signature is on a Security no longer holds office at the time the Trustee authenticates the Security, the Security will be valid nonetheless.

                  A Security will not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature will be conclusive evidence that the Security has been authenticated under this Indenture.


SECTION 2.05. Registrar and Paying Agent. The Company will maintain an office or agency where Securities of each series may be presented for conversion, registration of transfer or for exchange (the "Registrar") and an office or agency where Securities of each series may be presented for payment ("Paying Agent"). The Registrar will keep a register of the Securities of each series and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

                  The Company will enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture which will incorporate the terms of the TIA. The agreement will implement the provisions of this Indenture that relate to that agent. The Company will notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee will act as such. The Company or any Subsidiary may act as Paying Agent, Registrar, co-registrar or transfer agent.

                  The Company initially appoints the Trustee to act as Registrar and Paying Agent in connection with the Securities of each series, except in instances in which the Supplemental Indenture relating to a series of Securities appoints a different Registrar or Paying Agent.


SECTION 2.06. Paying Agent to Hold Money in Trust. Prior to each due date of the principal of, premium, if any, or interest, if any, on any Security, the Company will deposit with the Paying Agent a sum sufficient to pay that principal, premium or interest when due. The Paying Agent will hold in trust for the benefit of the Holders of the Securities of a series, and if the Paying Agent is not the Trustee, in trust for the benefit of the Trustee, all sums held by the Paying Agent for the payment of principal, premium or interest on the Securities of that series and, in the case of a Paying Agent other than the Trustee, the Paying Agent will give the Trustee notice of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it will segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent will have no further liability for the money.


SECTION 2.07. Securityholder Lists. The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of the Securities of each series. If the Trustee is not the Registrar, the Company will furnish to the Trustee in writing at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing all information in the possession or control of the Company or its Paying Agent as to the names and addresses of Holders of the Securities of a series.


SECTION 2.08. Transfer and Exchange. Unless otherwise provided in the Supplemental Indenture relating to Securities of a series, Securities which are issued in registered form will be transferred only upon the surrender of the Securities for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar will register the transfer as requested if the requirements of Article 8 of the New York Uniform Commercial Code are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of the same series of other denominations, the Registrar will make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company will execute and the Trustee will authenticate Securities at the Registrar's or co-registrar's request. The Company will not charge a fee for transfers or exchanges.

                  The Company will not be required to make, and the Registrar need not register, transfers or exchanges of (i) Securities selected for redemption (except, in the case of Securities to be redeemed in part, transfers or exchanges of the portion of the Securities not to be redeemed) or (ii) any Securities of a series for a period of 15 days before the first mailing of a notice of the Securities of that series which are to be redeemed.

                  Prior to the due presentation for registration or transfer of any Security which was issued in registered form, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name the Security is registered as the absolute owner of the Security for all purposes, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar will be affected by notice to the contrary.


SECTION 2.09. Replacement Securities. If a mutilated Security which had been issued in registered form is surrendered to the Registrar or if the Holder presents evidence to the satisfaction of the Company and the Trustee that a Security which had been issued in registered form has been lost or destroyed, the Company will issue and the Trustee will authenticate a replacement Security of the same series if the requirements of Section 8-405 of the New York Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, the replacement Security will not be issued until the Holder furnishes an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent and the Registrar or any co-registrar from any loss which any of them may suffer if the Security is replaced. The Company may charge the Holder for its expenses in replacing a Security.

                  Every replacement Security will be an obligation of the Company, even if the replaced Security is subsequently found.


SECTION 2.10. Outstanding Securities. The Securities outstanding at any time will be all the Securities authenticated by the Trustee, except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or its affiliate holds the Security.

                  If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a protected purchaser (in which case the replaced Security will be treated as outstanding to the extent permitted by Section 8-210 of the New York Uniform Commercial Code).

                  If the Paying Agent (other than the Company or a Subsidiary) segregates and holds in trust, in accordance with this Indenture, on a redemption date or Maturity Date money sufficient to pay all principal, premium, if any, and interest, if any, payable on that date with respect to the Securities to be redeemed or maturing, as the case may be, then on that date those Securities will cease to be outstanding and interest on them will cease to accrue.


SECTION 2.11. Temporary Securities. Until definitive Securities of a series are ready for delivery, the Company may prepare and the Trustee will authenticate temporary Securities of that series. Temporary Securities will be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company will prepare and the Trustee will authenticate definitive Securities and deliver them in exchange for temporary Securities.


SECTION 2.12. Cancellation. The Company at any time may deliver Securities of a series to the Trustee for cancellation and the Trustee will reduce accordingly the aggregate amount of the Securities of that series which are outstanding. The Registrar and the Paying Agent will forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment, or conversion. The Trustee and no one else will cancel and destroy (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment, conversion or cancellation and deliver certificates of such destruction to the Company unless the Company directs the Trustee to deliver the cancelled Securities to the Company. Subject to Section 2.09, the Company may not issue new Securities of a series to replace Securities of the series it has redeemed, paid, converted or delivered to the Trustee for cancellation.


SECTION 2.13. Defaulted Interest. If the Company defaults in a payment of interest on the Securities of a series, it will pay defaulted interest (plus interest on such defaulted interest to the extent lawful) to the persons who are Holders of the Securities of that series on a subsequent special record date, which date will be at least five Business Days prior to the payment date. The Company will fix the special record date and payment date, and, at least 15 days before the special record date, the Company will mail to each Holder of Securities of that series a notice that states the special record date, the payment date and the amount of defaulted interest and any interest on that defaulted interest which is to be paid. Notwithstanding the foregoing, the Company may pay defaulted interest in any other lawful manner.



                                  ARTICLE THREE

                                   REDEMPTION


SECTION 3.01. Company's Option to Redeem. The Company will have the option to redeem Securities of a series only to the extent, if any, and only on the terms, set forth in the Supplemental Indenture relating to the Securities of that series. If the Company has the option to redeem Securities of a series, unless otherwise provided in the Supplemental Indenture relating to the series, the terms of the redemption will include those set forth in Sections 3.02 through 3.06.

SECTION 3.02. Notices to Trustee. If the Company elects to redeem Securities of a series, it will notify the Trustee of the redemption date and the principal amount and series of Securities to be redeemed. The Company will give each notice provided for in this Section at least 45 days before the redemption date. If fewer than all the Securities of a series are to be redeemed, the record date for determining which Securities of the series are to be redeemed will be selected by the Company, which will give notice of the record date to the Trustee at least 15 days before the record date.


SECTION 3.03. Selection of Securities to be Redeemed. If fewer than all the Securities of a series are to be redeemed at the Company's option, the Trustee will select the Securities of that series to be redeemed by lot or, in its sole discretion, pro-rata. The Trustee will make the selection from outstanding Securities of that series not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than the minimum denomination in which Securities of the applicable series may be issued. Securities and portions of Securities the Trustee selects will be in amounts equal to the minimum denomination in which Securities of the applicable series may be issued and multiples of that amount. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee will notify the Company promptly of the Securities or portions of Securities to be redeemed.


SECTION 3.04. Notice of Redemption at the Company's Option. At least 30 days and not more than 60 days before a date set for redemption at the Company's option, the Company will mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed in whole or in part.

                  The notice will identify the principal amount and series of each Security to be redeemed and will state:

                           (1) the redemption date;

                           (2) the redemption price plus accrued interest, if any;

                           (3) the name and address of the Paying Agent;

                           (4) that Securities called for redemption in whole or in part must be surrendered to the Paying Agent to collect the redemption price plus accrued interest, if any;

                           (5) that, unless the Company defaults in making the redemption payment, interest on Securities (or portions of Securities) called for redemption will cease to accrue on the redemption date and, if applicable, that those Securities (or the portions of then called for redemption) will cease on the redemption date (or such other date as is provided in the Supplemental Indenture relating to the Securities) to be convertible into, or exchangeable for, other securities or assets; and

                           (6) if applicable, the current conversion or exchange price.

                  At the Company's request, the Trustee will give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company will provide the Trustee with the information required by clauses
(1) through (3) and (6).


SECTION 3.05. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities, or portions of Securities called for redemption will become due and payable on the redemption date and at the redemption price. Upon surrender to the Paying Agent, those Securities will be paid at the redemption price, plus accrued and unpaid interest to the redemption date. On and after the date fixed for redemption (unless the Company defaults in the payment of the redemption price, together with interest accrued to the redemption date) interest on the Securities, or portions of them, which are redeemed will cease to accrue and any right to convert those Securities into, or exchange them for, other securities or assets will terminate and those Securities will cease to be convertible or exchangeable. Failure to give notice or any defect in the notice to any Holder will not affect the validity of the notice to any other Holder.


SECTION 3.06. Deposit of Redemption Price. No later than the Business Day prior to the redemption date specified in a notice of redemption, the Company will deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, segregate and hold in trust) money sufficient to redeem on the redemption date all the Securities called for redemption on that redemption date at the appropriate redemption price, together with accrued interest to the redemption date, other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation or Securities which have been surrendered for conversion or exchange. If any Securities called for redemption are converted or exchanged, any money deposited with the Paying Agent for redemption of those Securities will be paid to the Company upon its request, or, if the money is held in trust by the Company or a Subsidiary as Paying Agent, the money will be discharged from the trust.


SECTION 3.07. Holder's Right to Require Redemption. Holders of Securities of a series will have the right to require the Company to redeem those Securities only to the extent, and only on the terms, set forth in the Supplemental Indenture relating to the Securities of that series. If Holders of Securities of a series have the right to require the Company to redeem those Securities, unless otherwise provided in the Supplemental Indenture relating to the Securities of that series, the terms of the redemption will include those set forth in Section 3.08.


SECTION 3.08. Procedure for Requiring Redemption. If a Holder has the right to require the Company to redeem Securities, to exercise that right, the Holder must deliver the Securities to the Paying Agent, endorsed for transfer and with the form on the reverse side entitled "Option to Require Redemption" completed. Delivery of Securities to the Paying Agent as provided in this Section will constitute an irrevocable election to cause the specified principal amount of Securities to be redeemed. When Securities are delivered to the Paying Agent as provided in this Section, unless the Company fails to make the payments due as a result of the redemption within 20 days after the Securities are delivered to the Paying Agent as provided in this Section interest on the Securities will cease to accrue and, if the Securities are convertible or exchangeable, the Holder's right to convert or exchange the Securities will terminate.

                  The Company's determination of all questions regarding the validity, eligibility (including time of receipt) and acceptance of any Security for redemption will be final and binding.


SECTION 3.09. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company will execute and the Trustee will authenticate and deliver to the Holder (at the Company's expense) a new Security equal of the same series in principal amount equal to the unredeemed portion of the Security which was surrendered.



                                  ARTICLE FOUR

                                    COVENANTS


SECTION 4.01. Payment of Securities. The Company will promptly pay or cause to be paid the principal of, premium, if any, and interest, if any, on each of the Securities of a series at the places and time and in the manner provided in the Securities and in the Supplemental Indenture relating to the series. An installment of principal, premium or interest will be considered paid on the date it is due if the Trustee or Paying Agent holds on that date in accordance with this Indenture or the applicable Supplemental Indenture money designated for and sufficient to pay the installment then due.

                  The Company will pay or cause to be paid interest on overdue principal at the rate specified in the Securities; it will also pay interest on overdue installments of interest at the same rate (or such other rate as is provided in the applicable Supplemental Indenture), to the extent lawful.


SECTION 4.02. Reporting. The Company will file with the Trustee within 15 days after filing with the SEC, copies of its annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company also will comply with the other provisions of TIA Section 314(a).


SECTION 4.03. Corporate Existence. Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company will not be required to preserve any such right or franchise if the Board of Directors determines that the preservation of the right or franchise is no longer desirable in the conduct of the business of the Company and that its loss will not be disadvantageous in any material respect to the Holders of Securities of any series.


SECTION 4.04. Compliance Certificate. The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any default by the Company and whether or not the signers know of any default that occurred during the fiscal year. If they do, the certificate will describe the default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also will comply with TIA Section 314(a)(4).


SECTION 4.05. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.



                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

SECTION 5.01. Company May Consolidate, etc., Only on Certain Terms. The Company will not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless:

                  (1) the corporation formed by the consolidation or into which the Company is merged or the person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety will be a corporation organized and existing under the laws of the United States of America, a State of the United States of America or the District of Columbia and expressly assumes, by a one or more supplemental indentures, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the Securities of each series and the performance of every covenant of this Indenture and of all Supplemental Indentures to be performed or observed by the Company;

                  (2) immediately after giving effect to the transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, will have occurred and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the consolidation, merger, conveyance, transfer or lease and the supplemental indenture (or the supplemental indentures together) comply with this Article and that all the conditions precedent relating to the transaction set forth in this Section have been fulfilled.


SECTION 5.02. Successor Corporation Substituted. Upon any event described in
Section 5.01, the successor corporation will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and all the Supplemental Indentures relating to outstanding series of Securities, and the predecessor corporation will be relieved of all obligations and covenants under this Indenture and each of those Supplemental Indentures.



                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES


SECTION 6.01.  Events of Default.

                  An "Event of Default" occurs if:

                  (1) The Company defaults in the payment of interest on any Security of any series when it becomes due and payable and the default continues for a period of 30 days (or such other period, which may be no period) as is specified in the Supplemental Indenture relating to the series;

                  (2) The Company defaults in the payment of the principal of, or premium, if any, on any Security of any series as and when it becomes due and payable at its stated maturity or upon redemption, acceleration or otherwise and, if provided in the Supplemental Indenture relating to a series, the default continues for a period specified in the Supplemental Indenture;

                  (3) The Company fails to comply with any of its other covenants or agreements with regard to Securities of a series or this Indenture (other than a covenant or agreement, a default in whose performance or whose breach is dealt with specifically elsewhere in this Section) and that failure continues for a period of 60 days after the date of the notice specified below;

                  (4) the Company, pursuant to any Bankruptcy Law applicable to the Company:

                           (A) commences a voluntary case;

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case;

                           (C) consents to the appointment of a Custodian of it
                  or for any substantial part of its property; or

                           (D) makes a general assignment for the benefit of its
                  creditors; or

                  (5) a court of competent jurisdiction enters an order or decree under any applicable Bankruptcy Law:

                           (A) for relief in an involuntary case;

                           (B) appointing a Custodian of the Company or for any
                  substantial part of its property; or

                           (C) ordering its winding up or liquidation;

         and the order or decree remains unstayed and in effect for 90 days.

                  Each of the occurrences described in clauses (1) through (5) will constitute an Event of Default whatever the reason for the occurrence and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  The term "Bankruptcy Law" means Title 11 of the United States Code or any similar United States Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  A Default under clause (3) of this Section is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of a series with regard to which the Company has failed to comply with a covenant or agreement notify the Company and the Trustee, of the Default and the Company does not cure the Default within 45 days after the giving of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

                  A Default under clause (1), (2) or (3) with regard to Securities of a series will not constitute a Default with regard to Securities of any other series except to the extent, if any, provided in the Supplemental Indenture relating to the other series.

                  The Company will deliver to the Trustee, within 20 days after it occurs, written notice in the form of an Officers' Certificate of any event of which the Company is aware which with the giving of notice and the lapse of time would become an Event of Default under clause (3), its status and what action the Company is taking or proposes to take with respect to it.


SECTION 6.02. Acceleration. If an Event of Default as to the Securities of a series occurs and is continuing, unless the principal of all of the Securities of the series has already become due and payable, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities of the series then outstanding by notice to the Company and the Trustee, may declare the principal of and accrued interest, if any, on all the Securities of the series to be due and payable. Upon such a declaration, that principal and interest will be due and payable immediately. If an Event of Default specified in Section 6.01(4) or (5) occurs, the principal of, premium, if any, and accrued interest, if any, on all the Securities will automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in principal amount of the Securities of a series then outstanding, on behalf of the Holders of all the Securities of the series, by notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived except nonpayment of principal, premium, if any, or interest, if any, that has become due solely because of acceleration, and if the rescission would not conflict with any judgment or decree. No such rescission will affect any subsequent default or impair any consequent right.


SECTION 6.03. Other Remedies. If an Event of Default as to a series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, and interest, if any, on the Securities of the series or to enforce the performance of any provision under this Indenture or any applicable Supplemental Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default will not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.


SECTION 6.04. Waiver of Existing Defaults. The Holders of a majority in aggregate principal amount of the Securities of a series then outstanding, on behalf of the Holders of all the Securities of that series, by notice to the Trustee may consent to the waiver of any past Default with regard to Securities of the series and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, Securities of the series, or (ii) a default in respect of a covenant or a provision that under Section
9.02 cannot be modified or amended without the consent of the Holders of all Securities of the series then outstanding. The defaults described in clauses (i) and (ii) in the previous sentence may be waived with the consent of the Holders of all Securities of the series then outstanding. When a Default or Event of Default is waived, it is deemed cured and not continuing, but no waiver will extend to any subsequent or other Default or impair any consequent right.


SECTION 6.05. Control by Majority. The Holders of a majority in principal amount of the Securities of a series then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with regard to the Securities of that series or of exercising any trust or power conferred on the Trustee with regard to the Securities of that series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or that would involve the Trustee in personal liability provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action as a result of a direction given under this Section, the Trustee will be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking that action.


SECTION 6.06. Payments of Securities on Default; Suit Therefor. The Company covenants that upon the occurrence of an Event of Default described in Section 6.01(1) or (2), then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities in all series, the whole amount that will then have become due and payable on all such Securities for principal, premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on the overdue installments of interest at the rate borne by the Securities in all series; and, in addition, such further amount as will be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Securities of all series to the registered Holders, whether or not the Securities in that series are overdue.


SECTION 6.07. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default as to a series is continuing;

                  (2) the Holders of at least 25% in principal amount of the Securities of the series then outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity, and the Event of Default has not been waived; and

                  (5) the Trustee has received no contrary direction from the Holders of a majority in principal amount of the Securities of the series then outstanding during such 60-day period.

                  A Securityholder may not use this Indenture to prejudice the rights of another Holder of the same series of Securities or to obtain a preference or priority over another Holder of the same series of Securities.

SECTION 6.08. Rights of Holders to Receive Payment and to Demand Conversion. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security of any series to receive payment of principal of, premium, if any, and interest, if any, on the Security (and interest on overdue principal and interest on overdue installments of interest, if any, as provided in Section 4.01), on or after the respective due dates expressed in the Security or, in the case of redemption, on or after the redemption date, or in the case of conversion or exchange, to receive the security issuable upon conversion or exchange or to institute suit for the enforcement of any such payment, conversion or exchange on or after the applicable due date, redemption date or conversion or exchange date, as the case may be, against the Company, will not be impaired or affected without the consent of the Holder.


SECTION 6.09. Collection Suit by Trustee. If an Event of Default in payment of principal, premium, if any, or interest, if any, specified in clause (1) or (2) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal, premium, if any, and interest remaining unpaid (together with interest on that unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.


SECTION 6.10. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders of the Securities of any or all series allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, if the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under
Section 7.07.


SECTION 6.11. Restoration of Positions. If a judicial proceeding by the Trustee or a Securityholder to enforce any right or remedy under this Indenture or any Supplemental Indenture is dismissed or decided favorably to the Company, except as otherwise provided in the judicial proceeding, the Company, the Trustee and the Securityholders will be restored to the positions they would have been in if the judicial proceeding had not been instituted.


SECTION 6.12. Priorities. If the Trustee collects any money pursuant to this
Article 6 with respect to Securities of a series, subject to Article 11, it will pay out the money or property in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.07;

                  SECOND: to Securityholders for amounts due and unpaid on the Securities of the series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of the series for principal and interest, respectively; and

                  THIRD: to the Company.

                  The Trustee may fix a record date and payment date for any payment to Holders of Securities of a series pursuant to this Section. At least 15 days before the record date, the Company will mail to each Holder of Securities of the series and the Trustee a notice that states the record date, the payment date and the amount to be paid.


SECTION 6.13. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or any Supplemental Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.13 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of in aggregate more than 10% in principal amount of the Securities of a series then outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security held by that Holder on or after the due date provided in the Security or to any suit for the enforcement of the right to convert or exchange any Security in accordance with the provisions of a Supplemental Indenture applicable to that Security.


SECTION 6.14. Stay, Extension or Usury Laws. The Company agrees (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury or other law, wherever enacted, now or at any subsequent time in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, and/or interest on any of the Securities as contemplated in this Indenture or a Supplemental Indenture, or which may affect the covenants or performance of this Indenture, and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and agrees that it will not hinder, delay or impede the execution of any power granted to the Trustee in this Indenture or any Supplemental Indenture, but (to the extent that it may lawfully do so) will suffer and permit the execution of any such power as though no such law had been enacted.


SECTION 6.15. Liability of Stockholders, Officers, Directors and Incorporators. No stockholder, officer, director or incorporator, as such, past, present or future, of the Company, or any of its successor corporations, will have any personal liability in respect of the Company's obligations under this Indenture or any Securities by reason of his or its status as such stockholder, officer, director or incorporator; provided, however, that nothing in this Indenture or in the Securities will prevent recourse to and enforcement of the liability of any stockholder or subscriber to Capital Stock in respect of shares of Capital Stock which have not been fully paid up.


                                  ARTICLE SEVEN

                                     TRUSTEE


SECTION 7.01.  Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee will exercise the rights and powers vested in it by this Indenture and any applicable Supplemental Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                         (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and any Supplemental Indentures and no implied covenants or obligations will be read into this Indenture or any Supplemental Indenture against the Trustee; and

                        (ii) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed in them, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture in the absence of bad faith on the Trustee's part; provided, however, that the Trustee will examine the certificates and opinions to determine whether or not they substantially conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

                  (2) the Trustee will not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05; and

                  (4) the Trustee will not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Indenture or any Supplemental Indenture or in the exercise of any of its rights or powers, if it has reasonable grounds to believe repayment of the funds or adequate indemnity against the risk or liability is not reasonably assured to it.

                  (d) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee is subject to the provisions of this Section 7.01 and to the provisions of the TIA.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee will not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money and Government Obligations held in trust by the Trustee need not be segregated from other funds or items except to the extent required by law.


SECTION 7.02.  Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel which conforms to
Section 12.05. The Trustee will not be liable for any action it takes or omits to take in good faith in reliance on such an Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee will not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, except conduct which constitutes wilful misconduct, negligence or bad faith.

                  (e) The Trustee may consult with counsel, and the Trustee will not be liable for any action it takes or omits in reliance on, and in accordance with, written advice of counsel.

                  (f) The Trustee will not be required to investigate any facts or matters stated in any document, but if it decides to investigate any matters or facts, the Trustee or its agents or attorneys will be entitled to examine the books, records and premises of the Company.


SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.


SECTION 7.04. Trustee's Disclaimer. The Trustee (i) is not responsible for and makes no representation as to the validity or adequacy of this Indenture, (ii) will not be responsible for and will not make any representation as to the validity or adequacy of any Supplemental Indenture, (iii) will not be accountable for the Company's use of the proceeds from the Securities of any series, and (iv) will not be responsible for any statement of the Company in this Indenture or any Supplemental Indenture, other than the Trustee's certificate of authentication, or in any prospectus used in the sale of any of the Securities, other than statements, if any, provided in writing by the Trustee for use in such a prospectus.


SECTION 7.05. Notice of Defaults. The Trustee will give to the Holders of the Securities of a series notice of any Default with regard to the Securities of that series known to the Trustee, within 90 days after it occurs; provided, that, except in the case of a Default in the payment of the principal of, or premium, if any, or interest on any Security, the Trustee will be protected in withholding notice of the Default if and so long as a committee of its Trust Officers in good faith determines that the withholding of the notice is in the interests of the Holders of the Securities of the series.

SECTION 7.06. Reports by Trustee. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee will mail to each Securityholder, at the name and address which appears on the registration books of the Company, and to each Securityholder who has, within the two years preceding the mailing, filed that person's name and address with the Trustee for that purpose and each Securityholder whose name and address have been furnished to the Trustee pursuant to Section 2.07, a brief report dated as of that May 15 which complies with TIA Section 313(a). The Trustee also will comply with TIA
Section 313(b).

                  A copy of each report will at the time of its mailing to Securityholders be filed with each stock exchange on which Securities are listed and also with the SEC. The Company will promptly notify the Trustee when the Securities of any series are listed on any stock exchange and of any delisting of Securities of any series.


SECTION 7.07. Compensation and Indemnity. The Company will pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation will not be limited by any law on compensation of a trustee of an express trust. The Company will reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Those expenses will include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company will indemnify the Trustee against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of the trust created by this Indenture or any Supplemental Indenture and the performance of its duties under this Indenture or any Supplemental Indenture. The Trustee will notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company will not relieve the Company of its obligations under this Section. The Company will defend the claim and the Trustee may have separate counsel and the Company will pay the fees and expenses of such counsel. The Company need not pay for any settlement made without its consent. The Company need not reimburse any expense or indemnify against any loss, expense or liability incurred by the Trustee to the extent it is due to the Trustee's own wilful misconduct, negligence or bad faith.

                  To secure the Company's obligation to make payments to the Trustee under this Section 7.07, the Trustee will have a lien prior to the Securities on all money or property held or collected by the Trustee, other than money or property held in trust to pay principal or interest on particular Securities. Those obligations of the Company will survive the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in clause (4) or (5) of Section

6.01 occurs, the expenses and the compensation for the services of the Trustee are intended to constitute expenses of administration under any Bankruptcy Law.

                  For purposes of this Section 7.07, "Trustee" will include any predecessor Trustee, but the wilful misconduct, negligence or bad faith of any Trustee will not affect the rights of any other Trustee under this Section 7.07.


SECTION 7.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Holders of a majority in aggregate principal amount of the Securities of all series then outstanding may remove the Trustee by so notifying the Trustee and the Company and may appoint a successor Trustee. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any bankruptcy law;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company will promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of Securities of all series then outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  No removal or appointment of a Trustee will be valid if that removal or appointment would conflict with any law applicable to the Company.

                  A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee will, subject to the lien provided for in Section 7.07, transfer all property held by it as a Trustee to the successor Trustee, the resignation or removal of the retiring Trustee will become effective, and the successor Trustee will have all the rights, powers and duties of the Trustee under this Indenture and all Supplemental Indentures. A successor Trustee will mail notice of its succession to each Securityholder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of Securities of all series then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.07 will continue for the benefit of the retiring Trustee.


SECTION 7.09. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another Person, the resulting, surviving or transferee Person will, without any further act, be the successor Trustee.

                  If at the time a successor by merger, conversion or consolidation to the Trustee succeeds to the trusts created by this Indenture any of the Securities have been authenticated but not delivered, the successor to the Trustee may adopt the certificate of authentication of the predecessor Trustee, and deliver the Securities which were authenticated by the predecessor Trustee; and if at that time any of the Securities have not been authenticated, the successor to the Trustee may authenticate those Securities either in the name of the predecessor or in its own name as the successor to the Trustee; and in either case the certificates of authentication will have the full force provided in this Indenture for certificates of authentication.


SECTION 7.10. Eligibility; Disqualification. The Trustee will at all times satisfy the requirements of TIA Section 310(a). The Trustee will at all times have a combined capital and surplus of at least $50,000,000 as set forth in its most recently published annual report of condition, which will be deemed for this paragraph to be its combined capital and surplus. The Trustee will comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9).


SECTION 7.11. Preferential Collection of Claims. The Trustee will comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed will be subject to TIA
Section 311(a) to the extent indicated.

                                  ARTICLE EIGHT

                             DISCHARGE OF INDENTURE


SECTION 8.01. Termination of the Company's Obligations. When (i) the Company delivers to the Trustee all outstanding Securities of all series (other than Securities replaced pursuant to Section 2.09) for cancellation or (ii) all outstanding Securities of all series have become due and payable, or are due and payable within one year or are to be called for redemption within one year, under arrangements satisfactory to the Trustee for giving the notice of redemption, and the Company irrevocably deposits in trust with the Trustee (subject to Article Eleven) money or U.S. Government Obligations sufficient to pay the principal, premium, if any, and interest, if any, on the Securities of all series to maturity or redemption, as the case may be, and if, in the case of either (i) or (ii) above the Company also pays or causes to be paid all other sums payable by the Company under this Indenture, then this Indenture will cease to be of further effect.

                  Notwithstanding the foregoing, the Company's obligations to pay principal, premium, if any, and interest, if any, on the Securities and the Company's obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 7.07, 7.08 and
in Article Ten will survive until all the Securities of all series are no longer outstanding. Thereafter, the Company's obligations in Section 7.07 will survive.

                  Before or after a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities of a series at a future date to the extent the Securities are redeemable in accordance with Article Three and the applicable Supplemental Indenture.

                  After a deposit pursuant to this Section 8.01 or after all outstanding Securities of all series have been delivered to the Trustee for cancellation, the Trustee upon request from the Company, accompanied by an Officers' Certificate and an Opinion of Counsel which complies with Section 12.05, and at the cost of the Company, will acknowledge in writing the satisfaction and discharge of the Company's obligations under the Securities of all series and this Indenture except for those surviving obligations specified above.

                  In order to have money available on payment dates to pay principal, premium, if any, or interest, if any, on the Securities of a series, the U.S. Government Obligations will be payable as to principal, premium, if any, or interest on or before those payment dates in amounts sufficient to provide the necessary money. U.S. Government Obligations used for this purpose may not be callable at the issuer's option.

                  "U.S. Government Obligations" means:

                  (1) direct obligations of the United States for the payment of which its full faith and credit is pledged; or

                  (2) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States.


SECTION 8.02. Application of Trust Money. Subject to Article Eleven and Section 8.03, the Trustee will hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It will apply the deposited money and the money from the U.S. Government Obligations through the Paying Agent and in accordance with this Indenture and any applicable Supplemental Indentures to the payment of principal of, premium, if any, and interest, if any, on the Securities with regard to which the money or U.S. Government Obligations were deposited.


SECTION 8.03. Repayment to the Company. The Trustee and the Paying Agent will promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent will pay to the Company upon request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years. After such payment, all liability of the Trustee and the Paying Agent with respect to that money will cease.



                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS


SECTION 9.01. Without Consent of Holders. The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

                  (1) to cure any ambiguity, defect or inconsistency;

                  (2) to comply with Article 5;

                  (3) to establish the form and terms of the Securities of any series as contemplated in Article Two of this Indenture;

                  (4) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                  (5) to make any change that does not materially adversely affect the rights of any Securityholder.

After an amendment under this Section becomes effective, the Company will mail to the Securityholders a notice briefly describing the amendment. The failure to give such notice to all Securityholders, or any defect in a notice, will not impair or affect the validity of an amendment under this Section.


SECTION 9.02. With Consent of Holders. The Company and the Trustee may (i) amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the Securities of all series then outstanding or
(ii) supplement this Indenture with regard to a series of Securities, amend or supplement a Supplemental Indenture relating to a series of Securities, or amend the Securities of a series, without notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the Securities of that series then outstanding. The Holders of a majority in principal amount of the Securities of all series then outstanding may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. The Holders of a majority in principal amount of the Securities of any series then outstanding may waive compliance with any provision of this Indenture, any Supplemental Indenture or the Securities of that series with regard to the Securities of that series without notice to any Securityholder. However, without the consent of the Holder so affected, no amendment, supplement or waiver, including a waiver pursuant to
Section 6.04, may:

                           (1) extend the fixed maturity of any Security, reduce the rate or extend the time for payment of interest on any Security, reduce the principal amount of any Security or premium, if any, on any Security;

                           (2) impair or affect the right of a Holder to institute suit for the payment of interest, if any, principal or premium, if any, on the Securities;

                           (3) change the currency in which the Securities are payable from that specified in the Securities or in a Supplemental Indenture applicable to the Securities;

                           (4) impair the right, if any, to convert the Securities into, or exchange the Securities for, other securities or assets;

                           (5) reduce the percentage of Securities required to consent to an amendment, supplement or waiver;

                           (6) reduce the amount payable upon the redemption of
any Security or change the time at which any Security may or will be redeemed;

                           (7) modify the provisions of any Supplemental
Indenture with respect to subordination of the Securities of a series in a manner adverse to the Securityholders; or

                           (8) make any change in Section 6.04 or 6.08 or the
fifth sentence of this Section.

                  It will not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it will be sufficient if the consent approves the substance of the amendment, supplement or waiver.


SECTION 9.03. Compliance with Trust Indenture Act. Every amendment or supplement to this Indenture, any Supplemental Indenture or the Securities will comply with the TIA as then in effect.


SECTION 9.04. Revocation and Effect of Consents. A consent to an amendment, supplement or waiver by a Holder of a Security will bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to the Holder's Security or portion of a Security. For a revocation to be effective, the Trustee must receive notice of the revocation before the date the amendment, supplement or waiver becomes effective. After an amendment, supplement or waiver becomes effective in accordance with its terms, it will bind every Holder of every Security of every series to which it applies.


SECTION 9.05. Notation on or Exchange of Securities. If an amendment changes the terms of a series of Securities, the Trustee may require the Holder of a Security of the series to deliver the Holder's Security to the Trustee, who will place an appropriate notation about the amendment, supplement or waiver on the Security and will return it to the Holder. Alternatively, the Company may, in exchange for the Security, issue, and the Trustee will authenticate, a new Security that reflects the amendment, supplement or waiver.


SECTION 9.06. Trustee to Sign Amendments, etc. The Trustee will sign any amendment, supplement or waiver authorized pursuant to Article Two or this Article Nine if the amendment, supplement or waiver does not adversely affect the rights, liabilities or immunities of the Trustee. If it does adversely affect those rights, liabilities or immunities, the Trustee may but need not sign it. The Company may not sign an amendment or supplement until the amendment or supplement is approved by an appropriate Board Resolution.

                                   ARTICLE TEN

                      CONVERSION OR EXCHANGE OF SECURITIES


SECTION 10.01. Provisions Relating to Conversion or Exchange of Securities. Any rights which Holders of Securities of a series will have to convert those Securities into other securities of the Company or to exchange those Securities for securities of other Persons or other assets, including but not limited to the terms of the conversion or exchange and the circumstances, if any, under which those terms will be adjusted to prevent dilution or otherwise, will be set forth in a Supplemental Indenture relating to the series of Securities. In the absence of provisions in a Supplemental Indenture relating to a series of Securities setting forth rights to convert or exchange the Securities of that series into or for other securities or assets, Holders of the Securities of that series will not have any such rights.



                                 ARTICLE ELEVEN

                            SINKING OR PURCHASE FUNDS


SECTION 11.01. Provisions Relating to Sinking or Purchase Funds. Any requirements that the Company make, or rights of the Company to make at its option, payments prior to maturity of the Securities of a series which will be used as a fund with which to redeem or to purchase Securities of that series, including but not limited to provisions regarding the amount of the payments, when the Company will be required, or will have the option, to make the payments and when the payments will be applied, will be set forth in a Supplemental Indenture relating to the series of Securities. In the absence of provisions in a Supplemental Indenture relating to a series of Securities setting forth requirements that the Company make, or rights of the Company to make at its option, payments to be used as a fund with which to redeem or purchase Securities of the series, the Company will not be subject to any such requirements and will not have any such rights. However, unless otherwise specifically provided in a Supplemental Indenture relating to a series of Securities, the Company will at all times have the right to purchase Securities from Holders in market transactions or otherwise.



                                 ARTICLE TWELVE

                                  MISCELLANEOUS

SECTION 12.01. Trust Indenture Act Controls. If any provision of this Indenture or any Supplemental Indenture limits, qualifies or conflicts with the duties imposed by Section 310 through 317 of the TIA, the imposed duties will control.


SECTION 12.02 Supplemental Indentures Contract. If any provision of a Supplemental Indenture relating to a series of Securities is inconsistent with any provision of this Indenture, the provision of the Supplemental Indenture will control with regard to the Securities of the series to which it relates.


SECTION 12.03. Notices. Any notice or communication under or relating to this Indenture or any Supplemental Indenture will be sufficiently given if in writing and delivered in person or mailed by first-class mail, certified or registered, return receipt requested, addressed as follows:

if to the Company:            Lennar Corporation
                              700 N.W. 107th Avenue
                              Miami, Florida 33172
                              Attention: Vice President - Finance

if to the Trustee:            The First National Bank of Chicago
                              One First National Plaza
                              Suite 0126
                              Chicago, Illinois 60670-0126

                  Either the Company or the Trustee by a notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Securityholder will be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and will be sufficiently given to the Securityholder if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it will not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  If by reason of the suspension of regular mail service, or by reason of any other cause, it is impossible to mail any notice as required by this Indenture or any Supplemental Indenture, then any method of notification which is approved by the Trustee will constitute a sufficient mailing of the notice.

                  The Company may set a record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted by

Sections 6.04 and 6.05. The record date will be the later of 30 days prior to the first solicitation of consents or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 2.07 prior to the solicitation.


SECTION 12.04. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. Each of the Company, the Trustee, the Registrar and anyone else will have the protection of TIA Section 312(c).


SECTION 12.05. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture or any Supplemental Indenture, the Company will furnish to the
Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signer, all conditions precedent, if any, provided for in this Indenture or any Supplemental Indenture relating to the proposed action have been complied with;

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all those conditions precedent have been complied with; and

                  (3) such other opinions and certificates as may be required by applicable provisions of this Indenture or the Supplemental Indenture.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or a Supplemental Indenture will include (i) a statement that the person making the certificate or opinion has read the covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in the certificate or opinion are based; (iii) a statement that, in the opinion of the person giving the certificate or opinion, that person has made such examination or investigation as is necessary to enable that person to express an informed opinion as to whether or not the covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of that person, the condition or covenant has been complied with. Nothing in this
Section 12.05 will be construed as requiring that the Company furnish to the Trustee any evidence of compliance with the conditions and covenants provided for in this Indenture or any Supplemental Indenture other than the evidence specified in this Section 12.05.


SECTION 12.06. When Treasury Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent,

Securities owned by the Company, or anyone under direct or indirect control or under direct or indirect common control with the Company will be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Trustee will be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned will be so disregarded. Securities so owned which have been pledged in good faith will not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to the Securities and that the pledgee is not the Company or a person directly or indirectly controlling or controlled by, or under common control with, the Company. Nothing in this Section 12.06 will be construed as requiring that the Company furnish to the Trustee any evidence of compliance with the conditions and covenants provided for in the Indenture other than the evidence specified in this Section 12.06.


SECTION 12.07. Rules by Trustee, Paying Agent, Registrar. The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.


SECTION 12.08. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday, or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest on the sum being paid will accrue for the intervening period.


SECTION 12.09. Governing Law and Submission to Jurisdiction. The laws of the State of New York will govern this Indenture, each Supplemental Indenture and the Securities. The Company submits to the jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, City of New York, and of the United States District Court for the Southern District of New York, in any action or proceeding to enforce any of its obligations under this Indenture or any Supplemental Indenture or with regard to the Securities, and agrees not to seek a transfer of any such action or proceeding on the basis of inconvenience of the forum or otherwise (but the Company will not be prevented from removing any such action or proceeding from a state court to the United States District Court for the Southern District of New York). The Company agrees that process in any such action or proceeding may be served upon it by registered mail or in any other manner permitted by the rules of the court in which the action or proceeding is brought.


SECTION 12.10. Actions by the Company. Any action or proceeding brought by the Company to enforce any right, assert any claim or obtain any relief in connection with this Indenture, any

Supplemental Indenture or the Securities will be brought by the Company exclusively in the courts of the State of New York sitting in the Borough of Manhattan, City of New York or in the United States District Court for the Southern District of New York.


SECTION 12.11. No Adverse Interpretation of Other Agreements. Neither this Indenture nor any Supplemental Indenture may be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary. No such indenture, loan or debt agreement may be used to interpret this Indenture or any Supplemental Indenture.


SECTION 12.12. Successors. All agreements of the Company in this Indenture, any Supplemental Indentures and the Securities will bind its successors. All agreements of the Trustee in this Indenture and any Supplemental Indentures will bind its successors.


SECTION 12.13. Duplicate Originals. The parties may sign any number of copies of this Indenture or any Supplemental Indenture. Each signed copy will be an original, but all of them together will represent the same agreement.


SECTION 12.14. Table of Contents, Headings, etc. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only. They are not to be considered a part of this

Indenture, and will in no way modify or restrict any of the terms or provisions of this Indenture.


                  IN WITNESS WHEREOF, the parties to this Indenture have caused it to be duly executed as of the day and year first above written.


                                       LENNAR CORPORATION


                                       By: /s/ Stuart Miller
                                           ------------------------
                                           Stuart Miller
                                           President



                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO


                                       By: /s/ John R. Prendiville
                                           --------------------------
                                           Name: John R. Prendiville
                                           Title: Vice President

                                                                       EXHIBIT A


                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


        This is one of the Securities of the series described in the within-mentioned Indenture and Supplemental Indenture.


                                       [TRUSTEE]
                                       as Trustee



                                       By:_____________________________________
                                            Authorized Signature

                                       A-1